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                          MASSACHUSETTS INVESTORS TRUST

                    Supplement to the May 1, 1998 Prospectus


The section of the Prospectus entitled "Expense Summary" is hereby revised as follows:

1.    EXPENSE SUMMARY

Shareholder Transaction Expenses:                                                      Class A      Class B       Class C

      Maximum Initial Sales Charge Imposed on Purchases of
         Fund Shares (as a percentage of offering price).............................    5.75%         0.00%      0.00%
      Maximum Contingent Deferred Sales Charge (as a
         percentage of original purchase price or
         redemption proceeds, as applicable).........................................See Below1        4.00%      1.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

      Management Fees................................................................     0.19%        0.19%        0.19%
      Rule 12b-1 Fees................................................................     0.35%(2)     1.00%(3)   1.00%(3)
      Other Expenses(4)..............................................................     0.22%        0.22%        0.22%
                                                                                          -----        -----        -----
      Total Operating Expenses.......................................................     0.76%        1.41%      1.41%

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1.    Purchases of $1 million or more and certain  purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund Purchases" below).
2. The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940
      Act")  (the  "Distribution   Plan"),  which  provides  that  it  will  pay
      distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to January 2, 1991. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund - Distribution Plan" below).
3.    The   Fund's    Distribution    Plan    provides    that   it   will   pay
      distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund - Distribution Plan" below.)
4. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."



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                               Example of Expenses


      An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

               Period                                Class A                Class B                     Class C
               ------                                -------                -------                     -------
                                                                                     (1)                  (1)
               1 year....................               $ 65                $ 54        $ 14        $ 24       $ 14
               3 years...................                 80                  75          45          45         45
               5 years...................                 97                  97          77          77         77
               10 years..................                146                 151(2)      151(2)      169        169

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1.   Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

      The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on shares purchases - "Purchases"; (ii) varying CDSCs "Purchases"; (iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees "Distribution Plan."

      The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                         ***

      The section entitled "Current Level of Distribution and Service Fees" on page 32 of the Prospectus is revised as follows: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00% per annum, respectively. The 0.25% per annum Class A service fee is reduced to 0.15% per annum for shares purchased prior to January 2, 1991.

                    The date of this  Supplement  is June 1, 1998.